GREENWICH STREET MUNICIPAL FUND INC.
(the "Fund")
Supplement to Prospectus dated
September 30, 1996

The Fund's Board of Directors has approved the removal of the percentage limitation on investing in zero coupon obligations to provide the Investment Manager with additional investment flexibility.




November 26, 1996

FD 01234